Exhibit 99.1

NeuroOne Medical Technologies Corporation Provides Commercialization Update for EVO Cortical Electrode

Eden Prairie, MN – October 6, 2020– NeuroOne Medical Technologies Corporation (OTCQB: NMTC; NeuroOne), a medical technology company focused on improving surgical care options and outcomes for patients suffering from neurological disorders, today provides an update on its commercialization plans.

Dave Rosa, president and CEO, NeuroOne, says, “We are pleased to announce that we have received finished product from all of our vendors for the initial launch of the EVO Cortical Electrode (EVO) product line and will soon begin the final stages of assembling, packaging, labeling and sterilizing the product for our initial product launch. In cooperation with our distribution partner, Zimmer Biomet, the initial launch sites have been confirmed and we are optimistic the Company will have available product for sale in November. In addition, the Company will collect feedback from the launch sites with the intent of presenting at future trade shows and potentially publishing these results.”

Rosa continues, “Applications for these electrodes are expected for recording brain activity in epilepsy patients as well as brain mapping in patients with brain tumors that require resection. Many companies have been working on commercializing hi-density electrodes for years and we are extremely proud to be the first to receive FDA clearance. As we establish the technology in the commercial marketplace, the Company remains committed to pursuing the development of additional products that offer therapeutic properties in addition to recording capabilities in order to take full advantage of the technology. To support those efforts, we are currently expanding our development team in an order to expedite development.”

EVO Cortical Electrodes, intended for recording, monitoring and stimulating brain tissue for up to 30 days, may have the potential to change the landscape of neurosurgical procedures. The technology, utilizes sophisticated, automated manufacturing processes and offers several advantages including a thin-film lightweight design, high resolution capabilities, reduced immunological response—as demonstrated in pre-clinical studies—and the potential to be placed in a minimally invasive manner.

About NeuroOne

NeuroOne Medical Technologies Corporation is a developmental stage company committed to providing minimally invasive and hi-definition solutions for EEG recording, brain stimulation and ablation solutions for patients suffering from epilepsy, Parkinson’s disease, dystonia, essential tremors, chronic pain due to failed back surgeries and other related neurological disorders that may improve patient outcomes and reduce procedural costs. For more information, visit https://www.n1mtc.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects NeuroOne’s current views about future events and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “target,” “seek,” “contemplate,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements may include statements regarding the timing and extent of product launch and commercialization of the technology, business strategy, market size, potential growth opportunities, plans for product applications and product development, future operations, future efficiencies, and other financial and operating information. Although NeuroOne believes that we have a reasonable basis for each forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Our actual future results may be materially different from what we expect due to factors largely outside our control, including risks that the partnership with Zimmer Biomet may not facilitate the commercialization or market acceptance of our technology; risks that our technology will not perform as expected based on results of our pre-clinical and clinical trials, our ability to raise additional funds, uncertainties inherent in the development process of our technology, changes in regulatory requirements or decisions of regulatory authorities, the size and growth potential of the markets for our technology, clinical trial patient enrollment, the results of clinical trials, our ability to protect our intellectual property rights and other risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release and NeuroOne undertakes no obligation to revise or update any forward-looking statements for any reason, even if new information becomes available in the future.

Media:

Brittany Tedesco

CPR Communications

btedesco@cpronline.com

201.641.1911 x 14

Investor Relations Contact:

Kelly Novak

Perspective Communications

kellyn@n1mtc.com

“Caution: Federal law restricts this device to sale by or on the order of a physician”

SOURCE: NeuroOne Medical Technologies Corporation